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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):December 21, 2000


                              GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

            Florida                                             65-0910697
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         1995 E. Oakland Park Boulevard                           33306
         Suite 350                                              (Zip Code)
         Oakland Park, FL
(Address of principal executive offices)

                  Registrant's telephone number: (954)564-0006
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT


On December 21, 2000, pursuant to the closing date set forth in the Stock Purchase Agreement (attached as Exhibit 1.1) dated as of November 6, 2000 (the "Agreement"), between sole shareholder, Merit First, Inc. ("Seller" or "Merit"), and John D. Harris, Dana M. Gallup, George Papapostolou, and Ray Bolouri ("Purchasers"), Seller sold 2,700,000 shares of its 3,000,000 shares of common stock of Greenhold Group, Inc. ("Company" or "Greenhold") to Purchasers, resulting in Purchasers becoming the majority shareholders by acquisition of 90% of the shares.

         The consideration for the 2.7 million shares of common stock was cash in the amount of $125,000. In anticipation of execution of the Agreement and in conjunction with the terms of the Agreement, the resignations of President and Director Vicki J. Lavache and Director John O'Keefe, Jr. were tendered and became effective December 21, 2000. Purchasers immediately appointed John D. Harris ("Harris") as Director, President and Secretary-Treasurer.

         As sole Director, Harris issued an additional 300,000 shares of stock to Ray Bolouri. Therefore, following final execution of the Stock Purchase Agreement and the above-mentioned stock issue to Mr. Bolouri, on December 21, 2000 the shareholders of Greenhold Group, Inc. were as follows:

         Shareholder                                        Shares
         -----------                                        ------
         Merit First, Inc.                                  300,000
         John D. Harris                                   1,000,000
         Dana M. Gallup                                   1,000,000
         George Papaostolou                                 500,000
         Ray Bolouri                                        500,000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         Concurrent with the transfer of ownership to Purchasers, the Company acquired w5h, Inc. ("w5h") in a voluntary share exchange by issuing 1,985,000 shares of common stock to the 29 shareholders of w5h, Inc. in exchange for their combined 4,962,500 million shares of w5h (at rate of .40 share of Greenhold for each share of w5h). Greenhold shareholders Harris, Gallup and Papapostolou and/or persons related to them were also shareholders of w5h, owning collectively less than 25% of w5h. (See Exhibit 1.2)




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         Upon the merger of w5h into Greenhold Group, Inc., Greenhold is devoting its efforts to adopting and expanding upon the objectives of w5h which is to offer proprietary and entertainment content to the public over the Internet. Greenhold will become a part of the broadband and mass storage revolution using Internet Service Providers ("ISPs") as portals for last-mile broadband delivery of its content. A "client" will be a person needing proprietary and entertainment content who will log onto the Company website and with the assistance of Company client search-assistants will be able to search our databases for the information they need. The Company will obtain data from the world's largest manufacturers and then will recruit expert-anchors, most often retirees who are familiar with the manufacturers' products. The goal of the Company is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

         Concurrent with the execution of the Stock Purchase Agreement and resultant change in control of Greenhold Group, Inc., the following transactions were finalized by the new management on December 21, 2000:

         By Subscriber Purchase Offer and Lockup Agreement and Consent, Greenhold purchased the subscribers of Online Services of Miami, Inc. ("Miami"), an existing Point of Presence ("POP") operation. This ISP locale consists of 300 subscribers valued at $500 each. The Company issued 300,000 shares to the Miami shareholders. It should be noted that Greenhold shareholders Harris and Papapostolou were also shareholders in Miami and received 100,000 shares each in the transaction. (See Exhibit 2.1)

         By Subscriber Purchase Offer and Lockup Agreement and Consent, Greenhold purchased the subscribers of Naples/Pt. Charlotte POP, Inc. ("Naples"), an existing POP operation. This ISP locale consists of 500 subscribers valued at $500 each. The Company issued 500,000 shares to the Naples shareholders. It should be noted that Greenhold shareholders Harris and Papaostolou were also shareholders in Naples and received 125,000 shares each in the transaction. (See Exhibit 2.2)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased shares of Online Services USA, Inc.("OnlineUSA"), an existing ISP operation consisting of 2,000 subscribers valued at $500 each. The Company issued 1,294,040 shares to OnlineUSA shareholders to gain ownership of 72% of the shares of OnlineUSA and making OnlineUSA a partially-owned subsidiary of Greenhold. Greenhold



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shareholders Harris, Gallup and Papapostolou and persons related to them received shares amounting to approximately 57% of the 1,294,040 issued in the transaction. (See Exhibit 2.3)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased 72% of the shares of the Florida corporation DNT (TECH), INC. ("DNT") in a stock-for-stock agreement. DNT, an Internet systems service company, became a partially-owned subsidiary (72%) of Greenhold Group, Inc. upon the issue of 96,000 shares of Greenhold stock. (See Exhibit 2.4)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased Nexgen Productions, Inc., ("Nexgen") an existing Web design and hosting company. The Company issued 300,000 shares to Nexgen shareholders making Nexgen a wholly-owned subsidiary of Greenhold. (See Exhibit 2.5)

         By Subscriber Purchase and Lockup Agreement and Consent, Greenhold purchased assets of USSnet, Inc., ("USS"), an existing ISP. The Company paid USS $50,000 on December 21, 2000 and will pay an additional $50,000 on January 30, 2001 and has issued 850,000 shares to USS for 1800 subscribers.
(See Exhibit 2.6)


Item 7.  Financial Statements, Proforma Financial Information and Exhibits

(a)      Financial Statements of Business Acquisition

         It is impractical to provide the required financial information at the time of filing of this report. The required financial information will be filed by amendment to this Form 8-K not later than March 6, 2000.

(b)      Pro Forma Financial Information

         It is impractical to provide the required financial information at the time of filing of this report. The required financial information will be filed by amendment to this Form 8-K not later than March 6, 2000.





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(c)      Exhibits:

1.1 Stock Purchase Agreement between Merit First, Inc. and John D. Harris, Dana M. Gallup and George Papapostolou

1.2 Share Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and w5h, Inc.

2.1 Subscriber Purchase Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and Online Services of Miami, Inc.

2.2 Subscriber Purchase Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and Naples and Port Charlotte POP, Inc.

2.3 Share Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and Online Services USA, Inc.

2.4 Share Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and DNT (TECH), Inc.

2.5 Share Offer and Lockup Agreement (and Consent) between Greenhold Group, Inc. and Nexgen Productions, Inc.

2.6 Subscriber Purchase and Lockup Agreement (and Consent) between Greenhold Group, Inc. and USS net, Inc.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GREENHOLD GROUP, INC.
                                   (Registrant)



Date: January 5, 2001              By /s/ John D. Harris
                                      ------------------------------------------
                                          John D. Harris
                                          President






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